Cavium Announces Financial Results for Q3 2012

SAN JOSE, Calif., Oct. 29, 2012 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the third quarter of 2012 ended September 30, 2012.

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Revenue in the third quarter of 2012 was $61.1 million, a 10.5% sequential increase from the $55.3 million reported in the second quarter of 2012.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the third quarter of 2012, on a GAAP basis was $7.3 million, or $(0.15) per diluted share, compared to $11.8 million, or $(0.24) per diluted share in the second quarter of 2012. Gross margins were 59.4% in the third quarter of 2012 compared to 55.2% in the second quarter of 2012. Total cash and cash equivalents were $65.5 million at September 30, 2012.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the third quarter of 2012 exclude expenses totaling $15.1 million related to: stock-based compensation and related payroll taxes; amortization of acquired intangible assets; acquisition and restructuring related expenses; and loss on disposition of certain consumer product assets. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the third quarter of 2012 was $7.8 million or $0.15 per diluted share, compared with non-GAAP net income of $3.5 million or $0.07 per diluted share in the second quarter of 2012. Gross margins, on a non-GAAP basis, were 63.2% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, were 9.8% in the third quarter of 2012.

Recent News Highlights

  October 15, 2012 - Cavium to Showcase LTE Small Cell, Wireless HD Video and OTT Applications at Broadband World Forum
  September 24, 2012 - Cavium's PureVu® Powers NETGEAR's Latest Push2TV® Miracast Compatible Wireless Display Adapter
  September 12, 2012 - Frost & Sullivan Recognizes Cavium for Superior Growth Strategy and Implementation in the Small and Medium Semiconductors Market
  August 1, 2012 - Cavium Unveils Project Thunder to Reshape the Next Generation Cloud and Datacenter
  August 1, 2012 - ARM and Cavium Extend Relationship With ARMv8 Architecture License
  August 1, 2012 - KT Selects Cavium's OCTEON Fusion™ for Commercial Deployment of LTE Small Cell
  August 1, 2012 - Cavium's OCTEON Fusion™ to Power SK Telecom's Mass Deployment of Small Cell LTE Infrastructure

Cavium, Inc. will broadcast its third quarter 2012 financial results conference call today, October 29, 2012, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	September 30, 2012	June 30, 2012

Net revenue	$ 61,081	$ 55,287
Cost of revenue	24,796	24,749
Gross profit	36,285	30,538
Operating expenses:
Research and development	26,185	26,123
Sales, general and administrative	19,213	18,489
Total operating expenses	45,398	44,612
Loss from operations	(9,113)	(14,074)
Other income (expense), net:
Interest expense	(11)	(22)
Other, net	115	(14)
Total other income (expense), net	104	(36)
Loss before income taxes	(9,009)	(14,110)
Benefit from income taxes	(1,719)	(2,271)
Net loss	$ (7,290)	$ (11,839)
Net loss per common share, basic	$ (0.15)	$ (0.24)
Shares used in computing basic net loss per common share	50,060	49,664
Net loss per common share, diluted	$ (0.15)	$ (0.24)
Shares used in computing diluted net loss per common share	50,060	49,664

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to	September 30, 2012	June 30, 2012
non-GAAP:
GAAP research and development expenses	$ 26,185	$ 26,123
Stock-based compensation and related payroll taxes	(4,420)	(4,657)
Acquisition and restructuring related expenses	(406)	(299)
Acquisition and restructuring related compensation expenses	(76)	(573)
Non-GAAP research and development expenses	$ 21,283	$ 20,594
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP
GAAP sales, general and administrative expenses	$ 19,213	$ 18,489
Stock-based compensation and related payroll taxes	(4,326)	(5,879)
Amortization of acquired intangible assets	(292)	(292)
Acquisition and restructuring related expenses	(425)	(69)
Acquisition and restructuring related compensation expenses	(119)	(597)
Loss on disposition of certain consumer product assets	(2,728)	-
Non-GAAP sales, general and administrative expenses	$ 11,323	$ 11,652

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share data and percentages)

	Three Months Ended
Reconciliation of GAAP gross profit & margin to non-GAAP:	September 30, 2012	June 30, 2012
Net revenue	$ 61,081	$ 55,287
GAAP gross profit	36,285	30,538
GAAP gross margin	59.4%	55.2%
Acquisition and restructuring related expenses:
Cost of revenue	(183)	178
Amortization of acquired intangible assets:
Cost of revenue	2,001	2,180
Stock-based compensation and related payroll taxes:
Cost of revenue	491	584
Non-GAAP gross profit	$ 38,594	$ 33,480
Non-GAAP gross margin	63.2%	60.6%

	Three Months Ended
Reconciliation of GAAP loss from operations to non-GAAP income from operations:	September 30, 2012	June 30, 2012
GAAP loss from operations	$ (9,113)	$ (14,074)
Amortization of acquired intangible assets	2,293	2,472
Stock-based compensation and related payroll taxes	9,237	11,120
Acquisition and restructuring related expenses	648	546
Acquisition and restructuring related compensation expenses	195	1,170
Loss on disposition of certain consumer product assets	2,728	-
Non-GAAP income from operations	$ 5,988	$ 1,234
Non-GAAP income from operations as a percentage of revenue	9.8%	2.2%

	Three Months Ended
Reconciliation of GAAP net loss to non-GAAP net income:	September 30, 2012	June 30, 2012
GAAP net loss	$ (7,290)	$ (11,839)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	491	584
Research and development	4,420	4,657
Sales, general and administrative	4,326	5,879
Amortization of acquired intangible assets:
Cost of revenue	2,001	2,180
Sales, general and administrative	292	292
Acquisition and restructuring related expenses	648	546
Acquisition and restructuring related compensation expenses	195	1,170
Loss on disposition of certain consumer product assets	2,728	-
Total of non-GAAP adjustments	15,101	15,308
Non-GAAP net income	$ 7,811	$ 3,469

GAAP net loss per share, diluted	$ (0.15)	$ (0.24)
Non-GAAP adjustments detailed above	0.30	0.31
Non-GAAP net income per share, diluted	$ 0.15	$ 0.07

GAAP weighted average shares, diluted	50,060	49,664
Non-GAAP share adjustment	3,076	2,782
Non-GAAP weighted average shares, diluted	53,136	52,446

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of	As of
	September 30, 2012	June 30, 2012
Assets
Current assets:
Cash and cash equivalents	$ 65,451	$ 61,352
Accounts receivable, net	32,964	37,804
Inventories	44,089	42,096
Prepaid expenses and other current assets	5,979	4,211
Deferred tax assets	5,604	5,604
Total current assets	154,087	151,067
Property and equipment, net	20,929	19,583
Intangible assets, net	71,058	76,249
Goodwill	101,329	101,402
Deferred tax assets, net of current	39,969	38,382
Other non-current assets	1,156	1,388
Total assets	$ 388,528	$ 388,071

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 15,124	$ 18,702
Accrued expenses and other current liabilities	6,642	7,321
Deferred revenue	13,864	15,630
Capital lease and technology license obligations, current	10,163	11,159
Total current liabilities	45,793	52,812
Capital lease and technology license obligations, net of current	20,733	18,656
Deferred tax liability	5,946	5,946
Other non-current liabilities	2,379	2,664
Total liabilities	74,851	80,078

Stockholders' equity
Common stock	50	50
Additional paid-in capital	388,045	375,071
Accumulated deficit	(74,418)	(67,128)
Total stockholders' equity	313,677	307,993
Total liabilities and stockholders' equity	$ 388,528	$ 388,071

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, +1-408-943-7104, art.chadwick@cavium.com or Angel Atondo, Senior Marketing Communications Manager, +1-408-943-7417, angel.atondo@cavium.com